UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary proxy statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

TRIPLE-S MANAGEMENT CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Annual Shareholders Meeting

The Board of the Directors of Triple-S Management Corporation announces its Annual Shareholders Meeting to be held on Friday, April 26, 2013 at nine in the morning (9:00 a.m.) at the Laguna Room of the Sheraton Puerto Rico Convention Center and Casino Hotel, 200 Convention Boulevard, San Juan, Puerto Rico.

Registration will start at 7:30 a.m.

*	This is an English translation of the notice to be issued to shareholders in the newspaper on Sunday 14 and 21, 2013.